                                                                   EXHIBIT 10.45

                             SCHEIN PHARMACEUTICAL

                      1998 EMPLOYEE STOCK PURCHASE PLAN

                    The following constitutes the provisions of the 1998
               Employee Stock Purchase Plan of Schein Pharmaceutical.

                 1. Purpose. The purpose of the Plan is to provide employees of
                    --------
the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

                 2.   Definitions.
                      ------------

                      (a) "Board" shall mean the Board of Directors of the
                           -----
                      Company.

                      (b) "Code" shall mean the Internal Revenue Code of 1986,
                           ----
                      as amended.

                      (c) "Common Stock" shall mean the Common Stock of the
                           ------------
                       Company.

                      (d) "Company" shall mean Schein Pharmaceutical.
                           -------

                      (e) "Compensation" shall mean all base straight time gross
                           ------------
earnings, including commissions, overtime, shift premium, incentive compensation, incentive payments, bonuses, and other compensation, but exclusive of payments for award programs, relocation and non-cash company benefit programs.

                      (f) "Designated Subsidiaries" shall mean the Subsidiaries
                           -----------------------
which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                (g) "Employee" shall mean any individual who is an Employee of
                     --------
the Company or any Designated Subsidiary for purposes of tax withholding under the Code whose customary employment with the Company is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first
(9lst) day of such leave.

                (h) "Enrollment Date" shall mean the first day of each Offering
                     ---------------
Period.

                (i) "Exercise Date" shall mean the last day of each Offering
                     -------------
Period.

                (j) "Fair Market Value" shall mean, as of any date, the value of
                     -----------------
Common Stock determined as follows:

                    (1) If the Common Stock is listed on any established stock exchange of a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value shall be the mean between the highest and lowest quoted sale price for the Common Stock (or the weighed average of the means between the highest and lowest sales on the nearest date before and the nearest date after the valuation date, if no sales were reported), as quoted on such exchange (or the exchange with the greatest volume of trading in Common Stock) or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                    (2) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                    (3) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                (k) "Offering Period" shall mean a period of approximately each
                     ---------------
quarter of the calendar year, commencing (i) on the first Trading Day on or after January 1 and terminating on the last Trading Day in the period ending the following March 31, or (ii) commencing on the first Trading Day on or after April 1 and terminating on the last Trading Day in the period ending the following June 30, or (iii) commencing on the first Trading Day on or after July 1 and terminating on the last Trading Day in the period ending the following September 30, or (iv) commencing on the first Trading Day on or after October 1 and terminating on the last Trading Day in the period ending the following December 31, during which an option granted pursuant to the Plan may be exercised. The duration of Offering Periods may be changed pursuant to Section
4 of this Plan.

                (l) "Plan" shall mean this Employee Stock Purchase Plan.
                     ----

                (m) "Purchase Price" shall mean an amount equal to 85% of the
                     --------------
Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                (n) "Reserves" shall mean the number of shares of Common Stock
                     --------
covered by each option under the Plan and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

                (o) "Subsidiary" shall mean a corporation, domestic or foreign,
                     ----------
of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

                (p) "Trading Day" shall mean a day on which national stock
                     -----------
exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

                  3. Eligibility.
                     -----------

                (a) Any employee (as defined in Section 2(g)), who shall be employed by the Company on a given Enrollment Date shall be eligible to participate in the Plan, provided however, that any Employee who has been employed for less than two (2) years must have completed six (6) consecutive months of service with the Company before becoming eligible.

                (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted a right to purchase Common Stock under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding rights to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) which permits his or her rights to purchase stock ander all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the fair market value of the shares at the time such right is granted) for each calendar year in which such purchase right is outstanding at any time.

                4. Offering Periods. The Plan shall be implemented by
                   ----------------
consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1 , April 1, July 1 and October 1 each year, or on such other date as the Board shall determine, and continuing thereafter until the Plan is terminated in accordance with Section 18 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

                5. Participation.
                   -------------

                (a) An eligible Employee (as defined in Section 3) may become a participant in the Plan at the commencement of the first Offering Period after the Employee has met the requirements of Section 2(g) and Section 3 by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's payroll office at least five (5) business day prior to the applicable Enrollment Date, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees. An eligible Employee (as defined in Section 3) who does not participate in the first Offering Period after becoming eligible cannot participate in the Plan until the commencement of a subsequent Offering Period.

                (b) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

                6. Payroll Deductions.
                   ------------------

                (a) At the time a participant files his or her subscription agreement authorizing payroll deductions, he or she shall elect to have deductions made on each payday during the time he or she is a participant at the rate of 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15, 16, 17, 18, 19 or
20% of his or her Compensation received on each payday during the Offering Period, and the aggregate of such payroll deductions during the Offering Period shall not exceed twenty percent (20%) of the participant's Compensation during said Offering Period.

                (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan. A participant may not make any additional cash payments into such account.

                (c) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Board may, in its discretion, limit the number of participation rate changes. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect unless terminated as provided in Section 10 hereof.

                (d) At the time the stock is purchased by a participant under this Plan or at the time some or all of the Company's Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company's federal, state, or other tax withholding obligations, if any, which arise upon the purchase or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the participant's Compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Employee.

                (e) Notwithstanding the foregoing, to the extent necessary to comply with Section 423 (b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to zero percent (0%) at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $25,000. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

                7. Grant of Option. On the Enrollment Date of each Offering
                   ---------------
Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than a number of Shares determined by dividing $25,000 by the Fair Market Value of a share of the Company's Common Stock on the Enrollment Date, and provided further that such purchase shall be subject to the limitations set forth in sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in
Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof,QS and the option shall expire at the end of the day on the last day of the Offering Period.

                8. Exercise of Option. A participant's option for the purchase
                   ------------------
shares will be exercised automatically on the Exercise Date, and the maximum number of shares, including fractional shares, subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.

                9. Reports. A book-entry system of shares will be maintained for
                   -------
the Plan and certificates representing the shares purchased upon exercise will not be issued except as in accordance with Section 10 hereof. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any. The Company will comply with all applicable reporting requirements applicable to Employee Stock Purchase Plans under the Code.

               10. Withdrawal; Termination of Employment.
                   ----------
               (a) A participant may withdraw from the Plan at any time by giving written notice to the Company in the form of Exhibit to this Plan. Upon a participant's withdrawal from the Plan all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan will be automatically exercised on the next Exercise Date. No further payroll deductions for the purchase of Common Stock will be made after receipt of the notice of withdrawal. If a participant withdraws from the Plan, he or she must wait one full Offering Period before resuming participation in the Plan. In addition such participant must deliver a new subscription agreement to the Company which will become effective on the Enrollment Date of the applicable Offering Period.

               (b) upon a participant's ceasing to be an Employee for any reason, he will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the applicable Offering Period will be returned to such participant or, in the case of his death, to the person entitled thereto under Section 14 hereof, and such participant's right to purchase Common Stock will be automatically terminated. A participant ceasing to be an Employee will have ninety (90) days to either sell their shares purchased or have certificates representing such shares issued, provided, however, that in the case of death, the person designated as beneficiary pursuant to Section 14 hereof shall have one (1) year to notify the Company regarding disposition of the account. If the Company has not been notified by such Employee within ninety (90) days, or such designated beneficiary within one (1) year, certificates will be issued for full shares and partial shares will be sold. All certificates shall bear a legend indicating that such shares were issued pursuant to the Company's Employee Stock Purchase Plan

               11. Interest. No interest shall accrue on the payroll deductions
                   --------
of a participant in the Plan.

               12. Stock.
                   -----
               (a) The maximum number of shares of the Company's Common Stock which shall be made available for purchase under the Plan shall be 500,000, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. If, on a given Exercise Date, the number of shares to be purchased by participants exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

               (b) The participant will have no interest or voting right in shares of Common Stock covered by his right to purchase until such Common Stock has been purchased.

               (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his spouse.

               13.  Administration.
                    --------------

                (a) Administrative Body. The Plan shall be administered by the
                    -------------------
Board or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan, provided that

                (1) Members of the Board who are eligible to participate in the Plan may not vote on any matter affecting the administration of the Plan or the grant of any right to purchase Common Stock pursuant to the Plan; and

                (2) If a committee is established to administer the Plan, no member of the Board who is eligible to Participate in the Plan may be a member of the Committee.

                (b) Rule 16b-3 Limitations.
                    -----------------------

Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be administered only by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or persons that is not "disinterested" as that term is used in Rule 16b-3.
                14. Designation of Beneficiary.
                    --------------------------

                (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, form the participant's account under the Plan in the event of such participant's death.

                (b) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

                15. Transferability.  Neither payroll deductions credited to
                    ---------------
a participant's account nor any rights with regard to the purchase of or right to receive shares under the Plan may be assigned, transferred, pledged or otherwise deposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat each act as an election to withdrew funds from an Offering Period in accordance with Section 10 hereof.

                16. Use of Funds. All payroll deductions received or held by
                    ------------
the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

                17. Adjustments Upon Changes in Capitalization, Dissolution,
                    -------------------------------------------------------
Liquidation, Merger or Asset Sale.
---------------------------------

                (a) Changes in Capitalization. Subject to any required action by
                    -------------------------
the shareholders of the Company, the Reserves as well as the price per share of Common Stock covered by each right to purchase Common Stock under the

Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of, shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to a right of purchase under the Plan.

                (b) Liquidation, Merger or Asset Sale. In the event of the
                    ---------------------------------
dissolution or liquidation of the Company or a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each right to purchase Common Stock under the Plan shall be assumed or an equivalent right to purchase stock shall be substituted by such successor corporation or a parent or subsidiary of such Successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to set a new Exercise Date (the "New Exercise Date"). If the Board sets a New Exercise Date, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date has been changed to the New Exercise Date and that his right to purchase Common Stock will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Plan as provided in Section 10 hereof.

                18. Amendment or Termination.
                -------------------------

                The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 17 hereof, no amendment may make any change in any purchase right theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval of termination or amendment of the Plan in such a manner and to such a degree as required.

                19. Conditions Upon Issuance of Shares. Shares shall not be
                    ----------------------------------
issued under this Plan unless the issuance and delivery of such shares shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of the law. In addition, any person receiving shares of Company Common Stock pursuant to this Plan must notify the Company upon the disposition of such shares.

                20. Term of Plan. The Plan shall become effective upon the
                    ------------
earlier to occur of its adoption by the Board or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 18 hereof.

                21. Notices. All notices or other communications by a
                    -------
participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

                22. Additional Restrictions of Rule 16b-3.
                    -------------------------------------
The terms and conditions of the rights granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Securities Exchange Act of 1934, as amended, shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such rights shall contain, in the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                                 EXHIBIT A

                          SCHEIN PHARMACEUTICALS

                      1998 EMPLOYEE STOCK PURCHASE PLAN

                          SUBSCRIPTION  AGREEMENT


------  Original Application              Enrollment Date:__________
------  Change in Payroll Deduction Rate
------  Change of Beneficiary(ies)

        1.   _______________________________________   hereby elects to

participate in the Schein Pharmaceuticals 1998 Employee Stock Purchase Plan (the "Employee Stock Purchase Plan") and subscribes to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

        2. I hereby authorize payroll deductions from each paycheck in the amount of ____% of my Compensation on each payday (not to exceed 20%) in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

        3. I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that all accumulated payroll deductions will be used to automatically purchase shares of Common Stock, provided, however, that all accumulated payroll deductions during the Offering Period of an Employee's termination will be refunded.

        4. I have received a copy of the complete "Schein Pharmaceuticals 1998 Employee Stock Purchase Plan." I understand that my participation in the Employee Stock

Purchase Plan is in all respects subject to the terms Of the Plan

        5. Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and spouse only):

--------------
--------------------------------------------------------------------------------
        6. I understand that if I dispose of any shares received by me pursuant to the Plan within two (2) years after the applicable Enrollment Date (the date on which the right to purchase shares of Common Stock was granted) or one (1) year after the Exercise Date, I will be treated for Federal income tax purposes as having received ordinary income at the time of such disposition in the amount equal to the excess of the fair market value of the shares at the time such shares were purchased over the price which I paid for the shares. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of my shares and I will make adequate provision for Federal, State or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my Compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for Federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of any amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) fifteen percent (15% ) of the fair market value of the shares on the first day of the applicable Enrollment Date. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

      7. I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

      8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:



        NAME: (Please print) ________________________________________
                                (First)      (Middle)       (Last)

-------------------------------------------------------------------------------
        Relationship

                                                  ==============================
                                                  (Address)
        Employee's Social
        Security Number:            ____________________________________________

        Employee's Address:         ____________________________________________

                                    ____________________________________________






        I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT UNLESS TERMINATED BY ME.

        Dated:______________         ________________________________________
                                              Signature of Employee

                                     ________________________________________
                                     Spouses's Signature (If beneficiary
                                     other than spouse)

                                  EXHIBIT B
                                  ---------

                            SCHEIN PHARMACEUTICAL

                      1993 EMPLOYEE STOCK PURCHASE PLAN

                            NOTICE OF WITHDRAWAL


               The undersigned participant in the Schein Pharmaceutical 1998 Employee Stock Purchase Plan which began on_______________ ,19___
(the "Enrollment Date") hereby notifies the Company that he or she hereby withdraws from participation. The undersigned understands and agrees that his or her rights to purchase Common Stock will be automatically terminated, provided, however, that all payroll deductions credited to his or her account will be automatically exercised on the next Exercise Date. The undersigned understands further that no further payroll deductions will be made for the purchase of shares and the undersigned shall be eligible to participate in the Plan only after waiting one full Offering Period before resuming participation in the Plan and delivering to the Company a new Subscription Agreement which shall be effective on the Enrollment Date of the applicable Offering Period.


                                Name and Address of Participant:

                                ____________________________________________

                                ____________________________________________

                                ____________________________________________

                                Signature:

                                ____________________________________________

                                Date:_______________________________________